UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Ocean Biomedical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

55 Claverick St., Room 325
Providence, RI 02903

(Address of Principal Executive Offices)

(401) 444-7375

(Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As announced in a press release and related Current Report on Form 8-K dated August 31, 2022, Aesther Healthcare Acquisition Corp., a Delaware corporation (n/k/a Ocean Biomedical, Inc.) (“ Aesther “), entered into an Agreement and Plan of Merger by and among Aesther, Aesther Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aesther (“ Merger Sub “), Aesther Healthcare Sponsor, LLC, Aesther’s sponsor, in its capacity as purchaser representative, Ocean Biomedical, Inc., a Delaware corporation (n/k/a Ocean Biomedical Holdings, Inc.) (“ Ocean Biomedical “), and Dr. Chirinjeev Kathuria, in his capacity as seller representative (as may be amended and/or restated from time to time, the “ Merger Agreement “), pursuant to which, among other things, the parties would effect the merger of Merger Sub with and into Ocean Biomedical, with Ocean Biomedical continuing as the surviving entity (the “ Merger “), as a result of which all of the issued and outstanding capital stock of Ocean Biomedical would be exchanged for shares of Class A common stock, par value $0.0001 per share, of Aesther (the “ Share Exchange “), subject to the conditions set forth in the Merger Agreement, with Ocean Biomedical surviving the Share Exchange as a wholly-owned subsidiary of Aesther (the Share Exchange and the other transactions contemplated by the Merger Agreement, together, the “ Transaction “).

On February 15, 2023, the Company issued a press release announcing the consummation of the Transaction on February 14, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) the outcome of any legal proceedings that may be instituted against the Company; (ii) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (iii) changes in domestic and global general economic conditions; (iv) risk that the Company may not be able to execute its growth strategies; (v) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (vi) risk that the Company may not be able to develop and maintain effective internal controls; (vii) the risk that the Company may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (viii) the ability to develop, license or acquire new therapeutics; (ix) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (x) the risk that the Company experiences difficulties in managing its growth and expanding operations; (xi) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s business; (xii) the risk of cyber security or foreign exchange losses; (xiii) the risk that the Company is unable to secure or protect its intellectual property

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The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and which are described in the “Risk Factors” section of the Company’s definitive proxy statement filed by the Company on January 12, 2023, and other documents to be filed by the Company from time to time with the SEC and which are and will be available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 15, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2023	OCEAN BIOMEDICAL, INC.

	By:	/s/ Elizabeth Ng
	Name:	Elizabeth Ng
	Title:	Chief Executive Officer

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